UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 29, 2005




                                Citi Trends, Inc.
             (Exact name of registrant as specified in its charter)



            Delaware                      333-123028              52-2150697

 (State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)


                    102 Fahm Street, Savannah, Georgia          31401
               (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (912) 236-1561

   Former name or former address, if changed since last report: Not applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 31, 2005, Citi Trends, Inc., a Delaware corporation (the "Company"), issued a press release relating to the impact of Hurricane Katrina on the Company's operations. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.       Description

99.1              Press Release dated August 31, 2005

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CITI TRENDS, INC.



Date: August 31, 2005
                                      By:  /s/ Thomas W. Stoltz
                                          --------------------------------------
                                         Name:   Thomas W. Stoltz
                                         Title:  Chief Financial Officer

                  Exhibit Index

         Exhibit No.                Description

         99.1                       Press Release dated August 31, 2005.